AMENDMENT NO. 22 TO APPENDIX I

Funds                                                                                                      Custodian
Liberty Funds Trust I                  Colonial High Yield Securities Fund                                 Chase Manhattan Bank
                                       Colonial Income Fund                                                Chase Manhattan Bank
                                       Colonial Strategic Income Fund                                      Chase Manhattan Bank
                                       Stein Roe Advisor Tax-Managed Growth Fund                           Chase Manhattan Bank
                                       Stein Roe Advisor Tax-Managed Value Fund                            Chase Manhattan Bank
                                       Stein Roe Advisor Tax-Managed Growth Fund II                        Chase Manhattan Bank

Liberty Funds Trust II                 Colonial Money Market Fund                                          Chase Manhattan Bank
                                       Colonial Intermediate U.S. Government Fund                          Chase Manhattan Bank
                                       Colonial Short Duration U.S. Government Fund                        Chase Manhattan Bank
                                       Newport Tiger Cub Fund                                              Chase Manhattan Bank
                                       Newport Japan Opportunities Fund                                    Chase Manhattan Bank
                                       Newport Greater China Fund                                          Chase Manhattan Bank

Liberty Funds Trust III                Colonial Select Value Fund                                          Chase Manhattan Bank
                                       The Colonial Fund                                                   Chase Manhattan Bank
                                       Colonial Federal Securities Fund                                    Chase Manhattan Bank
                                       Colonial Global Equity Fund                                         Chase Manhattan Bank
                                       Colonial International Horizons Fund                                Chase Manhattan Bank
                                       Colonial Strategic Balanced Fund                                    Chase Manhattan Bank
                                       Crabbe Huson Small Cap Fund                                         Chase Manhattan Bank
                                       Crabbe Huson Equity Fund                                            Chase Manhattan Bank
                                       Crabbe Huson Managed Income & Equity Fund                           Chase Manhattan Bank
                                       Crabbe Huson Oregon Tax-Free Fund                                   Chase Manhattan Bank
                                       Crabbe Huson Real Estate Investment Fund                            Chase Manhattan Bank
                                       Crabbe Huson Contrarian Income Fund                                 Chase Manhattan Bank
                                       The Crabbe Huson Special Fund                                       Chase Manhattan Bank
                                       Crabbe Huson Contrarian Fund                                        Chase Manhattan Bank
                                       Colonial Global Utilities Fund                                      Chase Manhattan Bank

Liberty Funds Trust IV                 Colonial Tax-Exempt Fund                                            Chase Manhattan Bank
                                       Colonial Tax-Exempt Insured Fund                                    Chase Manhattan Bank
                                       Colonial Municipal Money Market Fund                                Chase Manhattan Bank
                                       Colonial High Yield Municipal Fund                                  Chase Manhattan Bank
                                       Colonial Utilities Fund                                             Chase Manhattan Bank
                                       Colonial Intermediate Tax-Exempt Fund                               Chase Manhattan Bank
                                       Colonial Counselor Select Income Portfolio                          Chase Manhattan Bank
                                       Colonial Counselor Select Balanced Portfolio                        Chase Manhattan Bank
                                       Colonial Counselor Select Growth Portfolio                          Chase Manhattan Bank

Liberty Funds Trust V                  Colonial Massachusetts Tax-Exempt Fund                              Chase Manhattan Bank
                                       Colonial Minnesota Tax-Exempt Fund                                  Chase Manhattan Bank
                                       Colonial Michigan Tax-Exempt Fund                                   Chase Manhattan Bank
                                       Colonial New York Tax-Exempt Fund                                   Chase Manhattan Bank
                                       Colonial Ohio Tax-Exempt Fund                                       Chase Manhattan Bank
                                       Colonial California Tax-Exempt Fund                                 Chase Manhattan Bank
                                       Colonial Connecticut Tax-Exempt Fund                                Chase Manhattan Bank
                                       Colonial Florida Tax-Exempt Fund                                    Chase Manhattan Bank
                                       Colonial North Carolina Tax-Exempt Fund                             Chase Manhattan Bank

Liberty Funds Trust VI                 Colonial U.S. Growth and Income Fund                                Chase Manhattan Bank
                                       Colonial Small Cap Value Fund                                       Chase Manhattan Bank
                                       Colonial Value Fund                                                 Chase Manhattan Bank
                                       Newport Asia Pacific Fund                                           Chase Manhattan Bank

Liberty Funds Trust VII                Newport Tiger Fund                                                  Chase Manhattan Bank
                                       Newport Europe Fund                                                 Chase Manhattan Bank


Liberty-Stein Roe Advisor Floating Rate Advantage Fund                                                     Chase Manhattan Bank
Colonial Investment Grade Bond Fund                                                                        Chase Manhattan Bank

Effective Date: March 1, 2000


By:        /s/J. Kevin Connaughton
           J. Kevin Connaughton, Controller for Each Fund


COLONIAL MANAGEMENT ASSOCIATES, INC.



By:        /s/Nancy L. Conlin
           Nancy L. Conlin, Senior Vice President


LIBERTY FUNDS SERVICES, INC.



By:        /s/Mary D. McKenzie
           Mary D. McKenzie, President

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